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Exhibit 99b




                              NASCENT WINE COMPANY

                         PRO-FORMA FINANCIAL STATEMENTS





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                                                                NASCENT WINE COMPANY/PALERMO FOODS
                                                                           PRO-FORMA BALANCE SHEET
                                                                                 DECEMBER 31, 2005

Assets
Current Assets
           Cash                                                            $14,254
           Accounts Receivable                                             374,153
           Inventory                                                       383,905
           Prepaid Costs                                                    76,927
                                                                    ---------------

           Total Assets                                                                  $849,239
Fixed Assets-Net                                                                          382,254

Other Assets
           Intangible Assets-Net                                         1,436,571
           Goodwill                                                         85,046
           Security Deposits                                                13,917
                                                                    ---------------

           Total Other Assets                                                           1,535,534
                                                                                    --------------

Total Assets                                                                            2,767,027
                                                                                    ==============

Liabilities and Stockholders' Equity

Current Liabilities
           Cash Overdraft                                                  181,407
           Accounts Payable and Accrued Expenses                           828,630
           Current Portion of Long Term Debt                               506,588
                                                                    ---------------

           Total Current Liabilities                                                    1,516,625

Long Term Liabilities                                                                     354,726
                                                                                    --------------

Total Liabilities                                                                       1,871,351

Stockholders Equity
Common Stock, $.001 par value: authorized 70,000,000
           shares, issued and outstanding 6,578,000                                         6,578
Additional Paid In Capital                                                              1,907,403
Retained Deficit                                                                       -1,018,305
                                                                                    --------------
           Total Stockholders Equity                                                      895,676

Total Liabilities and Stockholders Equity                                               2,767,027
                                                                                    ==============
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                                                            NASCENT WINE COMPANY
                                               PRO-FORMA STATEMENT OF OPERATIONS
                                                    YEAR ENDED DECEMBER 31, 2005


Sales                                                             12,627,835

Cost of Sales                                                     11,492,682
                                                        ---------------------

Gross Profit                                                       1,135,153

Selling General and Administrative Expenses                        2,147,115
                                                        ---------------------

Net Loss                                                          -1,011,962
                                                        =====================

Net Loss Per Share                                                   -0.1538

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                                              NASCENT WINE COMPANY/PALERMO FOODS
                                               PRO FORMA STATEMENT OF CASH FLOWS
                                                    YEAR ENDED DECEMBER 31, 2005


Cash Flow From Operating Activities:
       Net Loss                                                  -1,011,962

Adjustment To Reconcile Net Loss To Net Cash
Provided by Operating Activities:
       Depreciation                                                 481,433
Changes in Assets and liabilities
       Accounts Receivable                                          128,570
       Inventory                                                    -44,353
       Prepaid Costs and Other Assets                               -90,844
       Accounts Payable                                              28,258
                                                              --------------

Net Cash Used In Operations                                        -508,898

Cash Flow From Investing Activities:                               -145,676

Cash Flow Provided From Financing Activities:
       Capital contributions                                        411,958
       Net Borrowings                                               238,647
                                                              --------------

Net Cash Provided By Financing Activities                           650,605
                                                              --------------

Decrease in Cash and Equivalents                                     -3,969

Cash at beginning                                                    18,223
                                                              --------------

Cash at end                                                          14,254
                                                              ==============

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                                                                       NASCENT WINE COMPANY/PALERMO FOODS
                                                                            PRO FORMA STATEMENT OF EQUITY
                                                                      JANUARY 1, 2005 - DECEMBER 31, 2005


                                           Shares       Amount      APIC          R/E            Total
1-Jan-05                                  3,500,000      3,500       10,103         -6,343         7,260

Net Loss for the Year                                                           -1,011,962    -1,011,962

Common Stock Issuance for Cash              828,400        828       24,023                       24,851

Contributed Capital                                                  75,527                       75,527

Issuance of Shares for acquisition        1,250,000      1,250      998,750                    1,000,000

Issuance of Shares for acquisition        1,000,000      1,000      799,000                      800,000

Balance December 31, 2005                 6,578,400      6,578    1,907,403     -1,018,305       895,676
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